UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   0-27002                     94-3333649
        --------                   -------                     ----------
     (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction ofincorporation                               Identification No.)
     or organization)

                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
------------------------

     Item 8.01 Other Events
     ----------------------

     International DisplayWorks, Inc. (the "Company") announced that its Chief Financial Officer, Jeffrey Winzeler, will make a presentation at the J.M. Dutton Small Cap Conference at 11:44 a.m. (Pacific) on Tuesday, April 5, 2005. Mr. Winzeler will discuss the our growth strategy, including the ongoing expansion into the color display market following the purchase and installation of equipment used in the production of color displays (CSTN) and module assemblies, our strategically placed low-cost manufacturing facility in China, our financial performance and recent additions to our management team and board of directors. The conference is being webcast at the Company's site at http://www.idw.com A copy of the press release is attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

     Item 9.01 Financial Statements and Exhibits
     -------------------------------------------

     Exhibit No.                Exhibit Description
     -----------                -------------------
         99                     Press Release titled "International DisplayWorks
                                to Present at JM Dutton Small-Cap Conference
                                April 5, 2005"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            INTERNATIONAL DISPLAYWORKS, INC.,
                            a Delaware corporation


Dated:  March 31, 2005      /s/ Alan M. Lefko
                            ----------------------
                            Alan M. Lefko,
                            Vice President Finance

                                  EXHIBIT INDEX




     Exhibit No.                Exhibit Description
     -----------                -------------------
         99                     Press Release titled "International DisplayWorks
                                to Present at JM Dutton Small-Cap Conference
                                April 5, 2005"

                                                                      EXHIBIT 99

                                   International DisplayWorks, Inc. Logo Omitted
                                   ---------------------------------------------

          International DisplayWorks to Present at JM Dutton Small-Cap
                            Conference April 5, 2005

                              FOR IMMEDIATE RELEASE
                              ---------------------

For additional information contact:
Tom Lacey, CEO                              or       Matthew Hayden, President
International DisplayWorks, Inc.                     Hayden Communications, Inc.
(916) 415-0864                                       (843) 272-4653
                                                     matt@haydenir.com

ROCKLIN, Calif., -- March 31, 2005-- International DisplayWorks, Inc. (IDW) (Nasdaq: IDWK) today announced its Chief Financial Officer, Jeff Winzeler, will present at the J.M. Dutton Small Cap Conference at 11:44 a.m. (Pacific) on Tuesday, April 5, 2005. The conference, titled "Recognizing Opportunity," is hosted at the Four Seasons Hotel in San Francisco. Mr. Winzeler will discuss the Company's growth strategy, including the ongoing expansion into the color display market following the purchase and installation of equipment used in the production of color displays (CSTN) and module assemblies, as well as the Company's strategically placed, low-cost manufacturing facility in China.

Mr. Winzeler will also discuss the Company's financial performance, as well as the recent additions to the Company's management team and board of directors. Following the presentation, Mr. Winzeler will be available for one-on-one breakout meetings with analysts and investors. Interested parties should contact Hayden Communications at (843) 272-4653 to schedule meetings.

Interested   parties  can  visit   http://www.idwk.com/   to  access  a  webcast
presentation.

About International DisplayWorks

International DisplayWorks, Inc. is a manufacturer and designer of high quality liquid crystal displays, modules and assemblies for a variety of customer needs including OEM applications. IDW operates 410,000 square feet of manufacturing facilities in the People's Republic of China (PRC) and employs approximately more than 2,400 people. Sales offices are located in US, Europe, Hong Kong, Singapore, and China. Copies of IDW's 10-K and other documents as filed with the SEC are available through a link on our web site: www.idw.com.